SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: August 24, 1998 (Date of earliest event reported) ABN AMRO Mortgage Corporation (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 1998 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-through Certificates Series 1998-3) Delaware (State or other jurisdiction of organization) 333-42127-03 (Commission File No.) 363886007 (I.R.S. Employer Identification No.) 181 West Madison Street Chicago, Illinois 60602 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (248) 643-2530 (Former name or former address, if changed since last report.) ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (c) Exhibits Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on June 25, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A. ITS CAPACITY AS AGENT FOR THE TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF ABN AMRO Mortgage Corporation, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: June 25, 2001 ABN AMRO LaSalle Bank N.A. Administrator: Christopher Lewis (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 ABN AMRO Mortgage Corporation (LaSalle Home Mortgage Corporation, as Servicer) Multi-Class Mortgage Pass-Through Certificates Series 1998-3 ABN AMRO Acct: 67-7998-10-6 Statement Date: 06/25/01 Payment Date: 06/25/01 Prior Payment: 05/25/01 Record Date: 05/25/01 WAC: 7.321110% WAMM: 317 Number Of Pages Table Of Contents REMIC Certificate Report 2 Other Related Information 3 Asset Backed Facts Sheets 1 Delinquency Loan Detail Mortgage Loan Characteristics Total Pages Included In This Package 7 0 0 Modified Loan Detail Appendix A Realized Loss Detail Appendix B LaSalle Web Site www.etrustee.ne LaSalle Bulletin Board (714) 282-3990 0 0 Bloomberg User Terminal 0 0 Monthly Data File Name: ABN98003_200106 ABN AMRO Acct: 67-7998-10-6 REMIC II Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 Class A-1 53,863,388.00 34,083,213.18 1,469,809.27 00077BBZ5 1,000.000000000 632.771432425 27.287724084 Class A-2 16,343,000.00 16,343,000.00 0.00 00077BCA9 1,000.000000000 1,000.000000000 0.000000000 Class A-3 31,807,248.00 31,807,248.00 0.00 00077BCB7 1,000.000000000 1,000.000000000 0.000000000 Class A-4 131,221,234.00 64,006,486.85 2,410,487.15 00077BCC5 1,000.000000000 487.775376735 18.369642447 Class A-5 84,232,214.00 72,326,363.50 3,468,749.81 00077BCD3 1,000.000000000 858.654427628 41.180798239 Class A-6 605,297.00 605,297.00 0.00 00077BCE1 1,000.000000000 1,000.000000000 0.000000000 Class A-X 18,334,272.00 11,651,839.24 0.00 00077BCF8 1,000.000000000 635.522328812 0.000000000 Class A-P 623,756.00 546,043.91 10,723.42 00077BCG6 1,000.000000000 875.412677393 17.191690340 Class M 7,156,103.00 6,948,583.19 7,094.36 00077BCH4 1,000.000000000 971.001002920 0.991371980 Class B-1 2,829,158.00 2,747,115.25 2,804.75 00077BCJ0 1,000.000000000 971.001001005 0.991372698 Class B-2 1,497,789.00 1,454,354.63 1,484.87 00077BCK7 1,000.000000000 971.001008820 0.991374620 Class B-3 998,526.00 969,569.55 989.92 00077BCM3 1,000.000000000 971.000805187 0.991381296 Class B-4 832,105.00 807,974.78 824.93 00077BCN1 1,000.000000000 971.000991461 0.991377290 Class B-5 832,105.00 807,974.78 824.93 00077BCP6 1,000.000000000 971.000991461 0.991377290 Class R-II Compon 100.00 0.00 0.00 00077BCL5 1,000.000000000 0.000000000 0.000000000 TOTAL 332,842,023.00 233,453,224.62 7,373,793.41 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 Class A-1 0.00 0.00 32,613,403.91 00077BBZ5 0.00000000000 0.00000000000 605.483708340 Class A-2 0.00 0.00 16,343,000.00 00077BCA9 0.00000000000 0.00000000000 1,000.0000000 Class A-3 0.00 0.00 31,807,248.00 00077BCB7 0.00000000000 0.00000000000 1,000.0000000 Class A-4 0.00 0.00 61,595,999.70 00077BCC5 0.00000000000 0.00000000000 469.40573429 Class A-5 0.00 0.00 68,857,613.69 00077BCD3 0.00000000000 0.00000000000 817.4736294 Class A-6 0.00 0.00 605,297.00 00077BCE1 0.00000000000 0.00000000000 1,000.0000000 Class A-X 0.00 0.00 11,197,124.74 00077BCF8 0.00000000000 0.00000000000 610.72098937 Class A-P 0.00 0.00 535,320.49 00077BCG6 0.00000000000 0.00000000000 858.22098705 Class M 0.00 0.00 6,941,488.83 00077BCH4 0.00000000000 0.00000000000 970.00963094 Class B-1 0.00 0.00 2,744,310.50 00077BCJ0 0.00000000000 0.00000000000 970.00962831 Class B-2 0.00 0.00 1,452,869.76 00077BCK7 0.00000000000 0.00000000000 970.00963420 Class B-3 0.00 0.00 968,579.63 00077BCM3 0.00000000000 0.00000000000 970.00942389 Class B-4 0.00 0.00 807,149.85 00077BCN1 0.00000000000 0.00000000000 970.00961417 Class B-5 0.00 0.00 807,149.85 00077BCP6 0.00000000000 0.00000000000 970.00961417 Class R-II Compon 0.00 0.00 0.00 00077BCL5 0.00000000000 0.00000000000 0.0000000000 TOTAL 0.00 0.00 226,079,431.21 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) Class A-1 191,718.07 0.00 6.750000000% 00077BBZ5 3.559339231 0.000000000 Fixed Class A-2 95,334.17 0.00 7.000000000% 00077BCA9 5.833333537 0.000000000 Fixed Class A-3 178,915.77 0.00 6.750000000% 00077BCB7 5.625000000 0.000000000 Fixed Class A-4 360,036.49 0.00 6.750000000% 00077BCC5 2.743736505 0.000000000 Fixed Class A-5 406,835.79 0.00 6.750000000% 00077BCD3 4.829931100 0.000000000 Fixed Class A-6 0.00 0.00 00077BCE1 0.000000000 0.000000000 Class A-X 65,541.60 0.00 6.750000000% 00077BCF8 3.574813333 0.000000000 Fixed Class A-P 0.00 0.00 00077BCG6 0.000000000 0.000000000 Class M 39,085.78 0.00 6.750000000% 00077BCH4 5.461880579 0.000000000 Fixed Class B-1 15,452.52 0.00 6.750000000% 00077BCJ0 5.461879471 0.000000000 Fixed Class B-2 8,180.74 0.00 6.750000000% 00077BCK7 5.461877474 0.000000000 Fixed Class B-3 5,453.83 0.00 6.750000000% 00077BCM3 5.461880812 0.000000000 Fixed Class B-4 4,544.86 0.00 6.750000000% 00077BCN1 5.461882815 0.000000000 Fixed Class B-5 4,544.86 0.00 6.750000000% 00077BCP6 5.461882815 0.000000000 Fixed Class R-II Compon 0.00 0.00 6.750000000% 00077BCL5 0.000000000 0.000000000 Fixed 1,375,644.48 0.00 0 Total P&I Payment 8,749,437.89 Notes: (1) N denotes notional balance not included in total. (2) Interest paid Adjustment minus Deferred Interest equals Accrual. (3) Estimated. ABN AMRO Acct: 67-7998-10-6 REMIC I Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC 1 Interests 332,842,023.18 233,453,224.81 7,373,793.40 None 1,000.000000000 701.393479644 22.154033705 Class R-I Compone 0.00 0.00 0.00 00077BCL5 1,000.000000000 0.000000000 0.000000000 TOTAL 332,842,023.18 233,453,224. 7,373,793 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC 1 Interests 0.00 0.00 226,079,431.41 None 0.000000000 0.000000000 679.239445939 Class R-I Compone 0.00 0.00 0.00 00077BCL5 0.000000000 0.000000000 0.000000000 TOTAL 0.00 0.00 226,079,431. Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) REMIC 1 Interests 1,375,644.49 0.00 7.07110980% None 4.133025262 0.000000000 7.06832696% Class R-I Compone 0.00 0.00 00077BCL5 0.000000000 0.000000000 TOTAL 1,375,644.49 0.00 0.00000000% Total P&I Payment 8,749,437.89 Notes: (1) N denotes notional balance not included in total (2) Interest paid Adjustment minus Deferred Interest equals Accrual (3) Estimated. Other Related Information Accrued ReimbursemenNet Prior Certificateof Prior Prepayment Unpaid Class Interest Losses Int. ShortfallsInterest Class A-1 191,718.07 0.00 0.00 0.00 Class A-2 95,334.17 0.00 0.00 0.00 Class A-3 178,915.77 0.00 0.00 0.00 Class A-4 360,036.49 0.00 0.00 0.00 Class A-5 406,835.79 0.00 0.00 0.00 Class A-6 0.00 0.00 0.00 0.00 Class A-X 65,541.60 0.00 0.00 0.00 Class A-P 0.00 0.00 0.00 0.00 Class M 39,085.78 0.00 0.00 0.00 Class B-1 15,452.52 0.00 0.00 0.00 Class B-2 8,180.74 0.00 0.00 0.00 Class B-3 5,453.83 0.00 0.00 0.00 Class B-4 4,544.86 0.00 0.00 0.00 Class B-5 4,544.86 0.00 0.00 0.00 Class R-I Compone 0.00 0.00 0.00 0.00 Class R-II Compon 0.00 0.00 0.00 0.00 Total 1,375,644.4 0.00 0.00 0.00 Ending Actual Unpaid Interest Distribution Class Interest Loss of Interest Class A-1 0.00 0.00 191,718.07 Class A-2 0.00 0.00 95,334.17 Class A-3 0.00 0.00 178,915.77 Class A-4 0.00 0.00 360,036.49 Class A-5 0.00 0.00 406,835.79 Class A-6 0.00 0.00 0.00 Class A-X 0.00 0.00 65,541.60 Class A-P 0.00 0.00 0.00 Class M 0.00 0.00 39,085.78 Class B-1 0.00 0.00 15,452.52 Class B-2 0.00 0.00 8,180.74 Class B-3 0.00 0.00 5,453.83 Class B-4 0.00 0.00 4,544.86 Class B-5 0.00 0.00 4,544.86 Class R-I Compone 0.00 0.00 0.00 Class R-II Compon 0.00 0.00 0.00 Total 0.00 0.00 1,375,644.48 Advances Prior Outstanding Principal Interest Made by Servicer 17,546.51 110,690.65 Made By Trustee 0.00 0.00 Made by Fiscal Agent 0.00 0.00 TOTAL 17,546.51 110,690.65 Current Period Principal Interest Made by Servicer 11,404.37 67,954.46 Made By Trustee 0.00 0.00 Made by Fiscal Agent 0.00 0.00 TOTAL 11,404.37 67,954.46 Recovered Principal Interest Made by Servicer 18,200.56 106,131.14 Made By Trustee 0.00 0.00 Made by Fiscal Agent 0.00 0.00 TOTAL 18,200.56 106,131.14 Outstanding Principal Interest Made by Servicer 10,750.32 72,513.98 Made By Trustee 0.00 0.00 Made by Fiscal Agent 0.00 0.00 TOTAL 10,750.32 72,513.98 Summary of REO Properties Principal # Property Name Date of REO Balance Book Value 1 01/00/00 0.00 0.00 2 01/00/00 0.00 0.00 3 01/00/00 0.00 0.00 4 01/00/00 0.00 0.00 5 01/00/00 0.00 0.00 Date of FinaAmount Aggregate Ot # Property Name Recovery of Proceeds Rev. Collect 1 01/00/00 0.00 0.00 2 01/00/00 0.00 0.00 3 01/00/00 0.00 0.00 4 01/00/00 0.00 0.00 5 01/00/00 0.00 0.00 Summary of Repurchased, Liquidated or Disposed Loans Principal # Property Name Loan Number Balance Book Value 1 0 0.00 0.00 2 0 0.00 0.00 3 0 0.00 0.00 4 0 0.00 0.00 5 0 0.00 0.00 Date of FinaAmount Aggregate Ot # Property Name Liquidation of Proceeds Rev. Collect 1 01/00/00 0.00 0.00 2 0.00 0.00 3 0.00 0.00 4 0.00 0.00 5 0.00 0.00 Initial Coverage Remaining Amount Used Amount Special Hazard Coverage 4,824,150.00 0.004,824,150.00 Bankruptcy Coverage 132,759.00 0.00 132,759.00 Fraud Coverage 0.00 0.00 0.00 Asset-Backed Facts Delinq 1 Month Delinq 2 Months Distribution # Balance # Balance Date 06/25/01 3 868,586 1 271,638 01/00/00 0.41% 0.384% 0.14% 0.120% 05/25/01 3 890,828 0 0 01/00/00 0.40% 0.382% 0.00% 0.000% 04/25/01 1 272,154 0 0 01/00/00 0.13% 0.114% 0.00% 0.000% 03/26/01 2 532,682 2 491,374 01/00/00 0.26% 0.218% 0.26% 0.201% 02/26/01 1 226,109 1 265,860 01/00/00 0.13% 0.092% 0.13% 0.108% 01/25/01 1 272,915 1 226,306 01/00/00 0.13% 0.110% 0.13% 0.091% 12/26/00 2 479,613 1 386,911 01/00/00 0.25% 0.191% 0.13% 0.154% 11/27/00 1 387,247 0 0 01/00/00 0.12% 0.153% 0.00% 0.000% 10/25/00 1 226,890 1 253,541 01/00/00 0.12% 0.089% 0.12% 0.100% 09/25/00 1 253,754 0 0 01/00/00 0.12% 0.099% 0.00% 0.000% 08/25/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 07/25/00 0 0 2 703,620 01/00/00 0.00% 0.000% 0.24% 0.271% 06/26/00 3 782,600 2 734,212 01/00/00 0.36% 0.299% 0.24% 0.281% 05/25/00 4 1,263,615 0 0 01/00/00 0.48% 0.481% 0.00% 0.000% 04/25/00 0 0 1 235,920 01/00/00 0.00% 0.000% 0.12% 0.090% 03/27/00 0 0 2 464,393 01/00/00 0.00% 0.000% 0.24% 0.175% 01/00/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% Asset_Backed Fact Delinq 3+ Months Foreclosure/Bankruptcy Distribution # Balance # Balance Date 06/25/01 0 0 2 772,906 01/00/00 0.00% 0.000% 0.28% 0.342% 05/25/01 1 385,198 1 388,426 01/00/00 0.13% 0.165% 0.13% 0.166% 04/25/01 2 650,736 1 388,793 01/00/00 0.26% 0.272% 0.13% 0.163% 03/26/01 1 385,890 1 389,158 01/00/00 0.13% 0.158% 0.13% 0.160% 02/26/01 1 386,233 1 389,520 01/00/00 0.13% 0.156% 0.13% 0.158% 01/25/01 0 0 1 389,880 01/00/00 0.00% 0.000% 0.13% 0.157% 12/26/00 0 0 1 390,238 01/00/00 0.00% 0.000% 0.13% 0.156% 11/27/00 0 0 1 390,594 01/00/00 0.00% 0.000% 0.12% 0.154% 10/25/00 1 277,880 1 390,947 01/00/00 0.12% 0.109% 0.12% 0.154% 09/25/00 1 278,139 1 391,298 01/00/00 0.12% 0.109% 0.12% 0.153% 08/25/00 2 732,887 1 391,647 01/00/00 0.24% 0.284% 0.12% 0.152% 07/25/00 1 278,652 1 391,994 01/00/00 0.12% 0.107% 0.12% 0.151% 06/26/00 0 0 1 392,339 01/00/00 0.00% 0.000% 0.12% 0.150% 05/25/00 1 235,712 1 392,682 01/00/00 0.12% 0.090% 0.12% 0.150% 04/25/00 1 228,083 1 393,022 01/00/00 0.12% 0.087% 0.12% 0.149% 03/27/00 1 527,249 1 393,360 01/00/00 0.12% 0.199% 0.12% 0.148% 01/00/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% Asset_Backed Fact Distribution REO Modifications Date # Balance # Balance 06/25/01 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 05/25/01 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 04/25/01 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 03/26/01 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 02/26/01 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 01/25/01 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 12/26/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 11/27/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 10/25/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 09/25/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 08/25/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 07/25/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 06/26/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 05/25/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 04/25/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 03/27/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% Effective with the September 1998 Distribution Foreclosure and REO included in the delinquency aging categories. Modified Loan Detail Disclosure Modification Modification Control # Date Description 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 Realized Loss Detail Dist. Disclosure Appraisal Appraisal Date Control # Date Value 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 Current Total 0.00 0.00 0.00 Cumulative 0.00 0.00 0.00 Beginning Gross Proceeds Disclosure Scheduled Gross as a % of Control # Balance Proceeds Sched Principal 0 0.00 0 0 0.00 0 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 Current Total 0.00 0.00 0.00 Cumulative 0.00 0.00 0.00 Aggregate Net Net Proceeds Disclosure LiquidationLiquidation as a % of Realized Control # Expenses * Proceeds Sched. Balance Loss 0 0.00 0 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 Current Total 0.00 0.00 0.00 0.00 Cumulative 0.00 0.00 0.00 0.00 * Aggregate liquidation expenses also include * outstanding P&I servicing fees and unpaid * trustee fees, etc.